SUPPLEMENT

Dated November 1, 2006

To

Prospectus Dated September 21, 2006

INDIVIDUAL FLEXIBLE PREMIUM VARIABLE ANNUITY (Fee Based)

Issued by

The Northwestern Mutual Life Insurance Company

And

NML Variable Annuity Account A

This Supplement amends the September 21, 2006 prospectus (the “Contract Prospectus”) for the Individual Flexible Payment Variable Annuity issued through NML Variable Annuity Account A (“Separate Account”). The terms used in this Supplement have the same meanings as in the Contract Prospectus unless otherwise noted. This Supplement is not valid unless accompanied by the Contract Prospectus. Please read this Supplement, the Contract Prospectus, and the prospectuses for the mutual funds corresponding to the Divisions of the Separate Account carefully before you invest.

This Supplement makes the following addition, as a new paragraph, to the end of the section of the prospectus entitled “Additional Information,” on page 18 with respect to internal exchanges:

Internal Annuity Exchanges. As a matter of current practice, which we may limit or stop at any time in our discretion, we permit owners of certain fixed and variable annuity contracts that we have previously issued to exchange those contracts for the Contract. Such exchanges are not intended to be available for all owners, as they may not be in a particular owner’s best interest. We are not presently charging an administrative fee on these transactions. We permit only one such transaction in any 12-month period.

Amounts exchanged from a Front Load Contract to a Contract will not be subject to any additional front-end sales charge or withdrawal charge. We currently do not allow an exchange from a variable annuity contract we previously issued to a Contract when amounts exchanged from the previously issued variable annuity contract would be subject to a withdrawal charge. Fixed Annuity Contracts, which are not described in this prospectus, are available for exchange to a Contract, however, any applicable withdrawal charge or market value adjustment may be assessed on amounts exchanged from the Fixed Annuity Contract.

It is our current practice not to allow exchanges from a Contract to a Back Load VA, Front Load VA or Fixed Annuity Contract.

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